                                                             EXHIBIT 22(d)(2)(d)

                                    EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                        GARTMORE VARIABLE INSURANCE TRUST
                  (FORMERLY NATIONWIDE SEPARATE ACCOUNT TRUST)
                                       AND
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST
               (FORMERLY VILLANOVA GLOBAL ASSET MANAGEMENT TRUST)

                              EFFECTIVE MAY 1, 2004

           FUNDS OF THE TRUST                               ADVISORY FEES                     EFFECTIVE DATE
-----------------------------------------    --------------------------------------------    -----------------
Gartmore GVIT Emerging Markets Fund          1.15% on assets up to $500 million               August 30, 2000
                                             1.10% on assets of $500 million and more
                                             but less than $2 billion
                                             1.05% for assets of $2 billion and more

Gartmore GVIT International Growth Fund      1.00% on assets up to $500 million               August 30, 2000
                                             0.95% on assets of $500 million and more
                                             but less than $2 billion
                                             0.90% for assets of $2 billion and more

Gartmore GVIT European Leaders Fund          1.00% of the Fund's average                        Not Seeded
  (formerly Gartmore NSAT European           daily net assets
   Growth Fund)

Gartmore GVIT Global Small Companies Fund    1.15% of the Fund's average                        Not Seeded
                                             daily net assets

Gartmore GVIT OTC Fund                       1.00% of the Fund's average                        Not Seeded
                                             daily net assets

Gartmore GVIT Asia Pacific Leaders Fund      1.00% of the Fund's average                        Not Seeded
                                             daily net assets

Gartmore GVIT Global Financial               1.00% on                                        December 18, 2001
   Services Fund                             assets up to $500 million
                                             0.95% on assets of $500 million and more
                                             but less than $2 billion
                                             0.90% for assets of $2 billion and more

Gartmore GVIT Global Utilities Fund          0.80%  on assets up to $500 million             December 18, 2001
                                             0.75% on assets of $500 million and
                                             more but less than $2 billion
                                             0.70% for assets of $2 billion and more

Gartmore GVIT Developing Markets Fund        1.15% on assets up to $500 million               April 28, 2003
                                             1.10% on assets of $500 million or more
                                             but less than $2 billion
                                                  1.05% for assets of $2 billion and more

                                    EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT
                  BETWEEN GARTMORE VARIABLE INSURANCE TRUST AND
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST
                              EFFECTIVE MAY 1, 2004

                                     PAGE 2

                                      ADVISER
                                      GARTMORE GLOBAL ASSET MANAGEMENT TRUST

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                                      TRUST
                                      GARTMORE VARIABLE INSURANCE TRUST

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________